Exhibit 1.1


                             UNDERWRITING AGREEMENT
                                 for offering of
                      $___ Convertible Preferred Securities

                            GUARANTY CAPITAL TRUST I
                               (a Delaware Trust)

       $___ Convertible Preferred Securities (the "Preferred Securities")
              (Liquidation Amount of $25.00 per Preferred Security)

                             UNDERWRITING AGREEMENT

                                 ---------------

                                ________ __, 1998


McKinnon & Company, Inc.
555 Main Street
First Virginia Building, 16th Floor
Norfolk, Virginia 23510

Dear Sirs:

         Guaranty Capital Trust I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. ss.ss.3801 et seq.), and Guaranty Financial Corporation, a Virginia corporation (the "Company" and, together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with McKinnon & Company, Inc. (the "Underwriter") with respect to the sale by the Trust of $___ Convertible Preferred Securities (liquidation amount of $25.00 per preferred security) of the Trust (the "Preferred Securities") set forth in Schedule A. The Preferred Securities will be guaranteed on a subordinated basis by the Company, to the extent set forth in the Prospectus (as defined herein), with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Guarantee Agreement, to be dated as of _______, 1998, and as may be amended, (the "Guarantee Agreement"), between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"), and will be entitled to the benefits of certain backup undertakings described in the Prospectus (as defined herein) with respect to the Company's agreement pursuant to the Indenture (as defined herein) to pay all expenses relating to administration of the Trust (other than payment obligations with respect to the Preferred Securities).

         The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Nos. _______ and _______) and a related preliminary prospectus for the registration under the Securities Act of 1933, as amended (the "1933 Act") of (i) the Preferred Securities, (ii) the Preferred Securities Guarantee, (iii) the Junior
Subordinated Debt Securities to be issued and sold to the Trust by the Company and (iv) such indeterminate number of shares of common stock, par value ___, of the Company (the "Common Stock") as may be issuable upon conversion of the Preferred Securities, have filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended) (including the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")) and the prospectus constituting a part thereof, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively, except that, if any revised prospectus shall be provided to the Underwriter by the Offerors for use in connection with the offering of the Preferred Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective (whether or not such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriter for such use. All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is incorporated or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

         The Offerors understand that the Underwriter proposes to make a public offering of the Preferred Securities as soon as the Underwriter deems advisable after this Agreement has been executed and delivered and the Declaration (as defined herein), the Indenture (as defined herein) and the Preferred Securities Guarantee have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds to the Trust from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), as guaranteed on a subordinated basis by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption thereof (the "Common Securities Guarantee" and together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Guarantee Agreement between the Company and Guarantee Trustee, as Trustee, and will be used by the Trust to purchase up to $________ aggregate principal amount of __% Junior Subordinated Debt Securities due _______, 2028 (the "Junior Subordinated Debt Securities") issued by the Company under the Indenture (as defined herein). The Preferred Securities and the Common Securities will be issued pursuant to the Declaration of Trust of the Trust, to be dated as of ______, 1998 (the "Declaration"), among the Company, as Depositor, the individuals named as Administrative Trustees therein, as trustees (the "Administrative Trustees"), and Wilmington Trust Company, as property trustee (the "Property Trustee" and, together with the Administrative Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Junior Subordinated Debt Securities will be issued pursuant to an indenture, to be dated as of _______, 1998, between the Company and Wilmington Trust Company, as trustee

(the "Indenture Trustee") (together with any amendments or supplements thereto, the "Indenture").

         SECTION 1.  REPRESENTATIONS AND WARRANTIES.

         (a) The Offerors jointly and severally represent and warrant to the Underwriter as of the date hereof and as of the Closing Time (as hereinafter defined) as follows:

                (i) At the time the Registration Statement became effective and as of the date hereof, the Registration Statement complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, dated the date hereof (unless the term "Prospectus" refers to a prospectus that has been provided to the Underwriter by the Trust for use in connection with the offering of the Preferred Securities and that differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case, at the time it is first provided to the Underwriter for such use) and at the date of the Closing Time referred to in Section 2 hereof, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Offerors make no representations or warranties as to (A) that part of the Registration Statement which constitutes the Statements of Eligibility and Qualification (Forms T-1) under the 1939 Act of the Indenture Trustee, the Property Trustee or the Guarantee Trustee or (B) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of the Underwriter specifically for use in the Registration Statement and the Prospectus.

                (ii) The documents, if any, incorporated or deemed to be incorporated by reference in the Registration Statement or Prospectus, at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations").

                (iii) To the best knowledge of the Offerors, BDO Seidman, LLP, the accountants who certified the financial statements and supporting schedules included in or incorporated by reference into the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                (iv) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is not a party to or otherwise bound by any agreement



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

other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                (v) The Common Securities have been duly authorized by the Trust pursuant to the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and, subject to the terms of the Declaration, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights.

                (vi) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

                (vii) The Declaration has been duly authorized by the Company, as Depositor, and will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee, the Declaration is and will be a valid and binding obligation of the Company, the Trust and the Administrative Trustees, enforceable against the Company and the Administrative Trustees in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies, and further subject to 12 U.S.C. 1818(b)(6)(D) (or any successor statute) and any bank regulatory powers now or hereafter in effect and to the application of principles of public policy (collectively, the "Permitted Exceptions") and will conform to all statements relating thereto in the Prospectus; and the Declaration has been duly qualified under the 1939 Act.

                (viii) The Guarantee Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company, assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Permitted Exceptions, and each of the Guarantees and the Guarantee Agreement will conform to all statements relating thereto contained in the Prospectus; and the trust pursuant to the Guarantee Agreement will have been duly qualified under the 1939 Act.

                (ix)   The Preferred Securities have been duly authorized by the
Trust pursuant to the Declaration and, when issued and delivered pursuant to this Agreement and payment of the consideration therefor set forth in Schedule B hereto, will be validly issued and, subject to the terms of the Declaration, fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Declaration and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and, subject to the terms of the Declaration, holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

                (x) Each of the Administrative Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration; the Declaration has been duly executed and delivered by the Administrative Trustees and is a valid and binding obligation of each Administrative Trustee, enforceable against such Administrative Trustee in accordance with its terms except to the extent that enforcement thereof may be limited by the Permitted Exceptions.

                (xi) None of the Offerors is, and upon the issuance and sale of the Preferred Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus none will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                (xii) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities or the offering of the Preferred Securities, the Junior Subordinated Debt Securities or the Guarantees hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and the qualification of the Declaration, the Guarantee Agreement and the Indenture under the 1939 Act.

         (b) The Company represents and warrants to the Underwriter as of the date hereof and as of the Closing Time (as hereinafter defined) as follows:

                (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust or of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business.

                (ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus, to enter into and perform its obligations under this Agreement, the Declaration, as Depositor, the Indenture and each of the Guarantees and to purchase, own, and hold the Common Securities issued by the Trust; the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or in good standing which, taken as a whole, are not material to the Company and its subsidiaries, considered as one enterprise.

                (iii) Guaranty Bank (the "Principal Subsidiary Bank") is a banking association operating under the laws of Virginia and authorized thereunder to transact business; all of the issued and outstanding capital stock of the Principal Subsidiary Bank has been duly authorized and validly issued, is fully paid and non-assessable; and the capital stock of the Principal Subsidiary Bank owned by the Company, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                (iv) The Indenture has been duly authorized by the Company and, when validly executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Permitted Exceptions; the Indenture will conform to all statements relating thereto contained in the Prospectus; and the Indenture has been duly qualified under the 1939 Act.

                (v) The Junior Subordinated Debt Securities have been duly authorized by the Company and have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Permitted Exceptions, will be in the form contemplated by, and subject to the Permitted Exceptions entitled to the benefits of, the Indenture and will conform to all statements relating thereto in the Prospectus.

                (vi) The Company's obligations under the Guarantees are subordinate and junior in right of payment to all Senior Debt of the Company (which, as defined in the Indenture, includes all outstanding subordinated debt of the Company).

                (vii) The Junior Subordinated Debt Securities are subordinated and junior in right of payment to all Senior Debt of the Company.

                (viii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Principal Subsidiary Bank pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or the Principal Subsidiary Bank is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or the Principal Subsidiary Bank is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any material violation of the provisions of the articles of incorporation or by-laws of the Company, or any applicable law, administrative regulation or administrative or court decree.

                (ix) The shares of Common Stock issuable upon conversion of the Preferred Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion in accordance with the provisions of the Preferred Securities, will have been validly issued and will be fully paid and non-assessable and free of preemptive rights.

                (x) There are not now outstanding and at the Closing Time there will be no preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company for the purchase or acquisition of any shares of its capital stock other than as set forth in the Prospectus.

         (c) Each certificate signed by any officer of the Company and delivered to the Underwriter shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

         (d) The Trust represents and warrants to the Underwriter as of the date hereof and as of the Closing Time (as hereinafter defined) as follows:

                (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Trust, other than in the ordinary course of business, which are material with respect to the Trust.

                (ii)   Except  as  disclosed  in  the  Prospectus,  there  is no
action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the best knowledge of the Trust, threatened, against or affecting the Trust that is required to be disclosed in the Prospectus, other than actions, suits or proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, or on the earnings or business affairs of the Trust, whether or not arising in the ordinary course of business; and there are no transactions, contracts or documents of the Trust that are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations that have not been so filed.

                (iii) The Trust possesses adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies to conduct the business now operated by it, and the Trust has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would materially and adversely affect the condition, financial or otherwise, or the earnings or business affairs of the Trust.

                (iv) The execution, delivery and performance of this Agreement, the Declaration, the Guarantee Agreement and the Guarantees, the issuance and sale of the Preferred Securities and the Common Securities, and the consummation of the transactions contemplated herein and therein and compliance by the Trust with its obligations hereunder and thereunder have been duly authorized by all necessary action (corporate or otherwise) on the part of the Trust and do not and will not result in any violation of the Declaration or Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound or to which any of its properties may be subject or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust, or any of its properties (except for conflicts, breaches, violations or defaults which would not, individually or in the aggregate, be materially adverse to the Trust, or materially adverse to the transactions contemplated by this Agreement).

         (e) Each certificate signed by any Trustee of the Trust and delivered to the Underwriter or counsel for the Underwriter shall be deemed to be a representation and warranty by the Trust to the Underwriter as to the matters covered thereby.

         SECTION 2.  SALE AND DELIVERY; CLOSING.

         (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Trust agrees to issue and sell the Preferred Securities through the Underwriter, as agent for the Trust, to the public and the Underwriter agrees to use its best efforts to sell the Preferred Securities as agent for the Trust, at the price per Preferred Security set forth on Schedule B (the "Public Offering Price"). The Trust reserves the right to increase the aggregate liquidation amount by up to $900,000. The Company agrees to pay the Underwriter a commission for Preferred Securities sold through the Underwriter in the public offering as set forth on Schedule B (the "Selling Commission"). The Underwriter may reject any offer to purchase the Preferred Securities made through the Underwriter in whole or in part, and any such rejection shall not be deemed a breach of the Underwriter's agreement contained herein.

         (b) It is understood that, after the Registration Statement becomes effective, you propose to sell the Preferred Securities to the public as agent for the Trust upon the terms and conditions set forth in the Prospectus. The escrow procedures established by the Underwriter shall comply with Commission Rule 15c2-4 promulgated under the Exchange Act ("Rule 15c2-4"). All subscribers to whom the Underwriter directly sells Preferred Securities shall be instructed to make their check for payment of the Preferred Securities payable to "Guaranty Capital Trust I Escrow Account." The Underwriter shall transmit all funds that it receives from subscribers to Wilmington Trust Company, the escrow agent (the "Escrow Agent") by noon of the next business day following receipt thereof. Only broker/dealers who are either (i) members in good standing of the National Association of Securities Dealers, Inc. (the "NASD") that are registered with the NASD and maintain net capital pursuant to Rule 15c3-1 promulgated under the Exchange Act of not less than $25,000 or (ii) dealers with their principal places of business located outside the United States, its territories and its possessions and not registered as brokers or dealers under the Exchange Act, who have agreed not to make any sales within the United States, its territories or its possessions or to persons who are nationals thereof or residents therein shall be designated selected dealers by the Underwriter. The Underwriter shall comply, and shall require all selected dealers to comply, with Rule 15c2-4.

         (c) The Underwriter shall direct the Escrow Agent to make payment for the Preferred Securities sold hereunder by wire transfer or certified or bank cashier's check drawn to the order of the Trust in next day funds. Such payment is to be made at the offices of Guaranty Financial Corporation, at 10:00 a.m. local time, on or about _________, 1998, or at such other time, date and place as you and the Trust shall agree upon, such time and date being herein referred to as the "Closing Time." The certificates for the Preferred Securities will be delivered in such denominations and in such registrations as the Underwriter requests in writing not later than the third (3rd) full business day prior to the Closing Time, and will be made available for inspection by the Underwriter at least twenty-four (24) hours prior to the Closing Time. Such certificates will be delivered to the Escrow Agent by 12:00 p.m. on the day prior to the Closing Time, along with addressed labels to be used to mail the certificates to the purchasers thereof. The Trust shall direct the Escrow Agent to deliver (i) payment of the portion of the Selling Commission due to the Underwriter by wire transfer or certified or bank cashier's check drawn to the order of the Underwriter in next day funds, to the Underwriter at the Closing Time and (ii) payment of the portion of the Selling Commission due to each selected dealer by wire transfer or certified or bank cashier's check drawn to the order of such selected dealer in next day funds, to each selected dealer at the Closing Time.

         SECTION 3. COVENANTS OF THE OFFERORS. Each of the Offerors jointly and severally covenants with the Underwriter as follows:

         (a) The Offerors will notify the Underwriter promptly, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) The Offerors will give the Underwriter notice of their intention to file or prepare (i) any amendment to the Registration Statement (including any post-effective amendment), (ii) any amendment or supplement to the Prospectus (including any revised prospectus which the Offerors propose for use by the Underwriter in connection with the offering of the Preferred Securities which differs from the prospectus on file at the Commission at the time the Registration Statement became effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), or
(iii) any document that would as a result thereof be incorporated by reference in the Prospectus whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriter with copies of any such amendment, supplement or other document within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment, supplement or other document or use any such prospectus to which the Underwriter or counsel for the Underwriter shall reasonably object. Subject to the foregoing, the Offerors will file the Prospectus pursuant to Rule 424(b) and Rule 430A under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement.

         (c) The Offerors will deliver to the Underwriter as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Underwriter may reasonably request and will also deliver to the Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits).

         (d) The Offerors will furnish to the Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the respective applicable rules and regulations of the Commission thereunder.

         (e) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur as a result of which the Prospectus as then amended or supplemented will include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading or if it shall be necessary to amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will, subject to paragraph (b) above, promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance, and the Offerors will furnish to the Underwriter a reasonable number of copies of such amendment or supplement.

         (f) The Offerors will endeavor, in cooperation with the Underwriter, to qualify the Preferred Securities (and the Preferred Securities Guarantee), the Junior Subordinated Debt Securities and the Common Stock for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Underwriter may designate; provided, however, that none of the Offerors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

         (g) The Company will make generally available to its security holders and to the Underwriter as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (which need not be audited) of the Company and its subsidiaries, covering an applicable period beginning not later than the first day of the Company's fiscal quarter next following the "Effective Date" (as defined in Rule 158(c) under the 1933
Act) of the Registration Statement, which will satisfy the provisions of Section 11(a) of the 1933 Act.

         SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of each Offerors' obligations under this Agreement, and will pay: (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Preferred Securities and the Common Stock, (iii) the fees and disbursements of the Company's and the Trust's counsel and accountants and counsel to the Underwriter, (iv) the qualification of the Preferred Securities, the Preferred Securities Guarantee, the Junior Subordinated Debt Securities and the Common Stock under securities laws in accordance with the provisions of Section 3(f) hereof, including fees and expenses incurred in connection with the preparation of any blue sky survey, (v) the printing and delivery to the Underwriter of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriter of copies of any blue sky survey, (vii) the fee of the NASD, if applicable, (viii) the fees and expenses of the Indenture Trustee, including the fees and disbursements of counsel for the Indenture Trustee in connection with the Indenture and the Junior Subordinated Debt Securities, (ix) the fees and expenses of the Property Trustee and the Guarantee Trustee, including the fees and disbursements of counsel for the Property Trustee in connection with the Declaration and the Certificate of Trust; (x) the cost and charges of any transfer agent or registrar, and (xi) the cost of qualifying the Preferred Securities with Depository Trust Company ("DTC").

         If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 or Section 9 hereof, the Company shall reimburse the Underwriter for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

         SECTION 5. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Offerors herein contained or in certificates of officers of the Company, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

         (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or, with the consent of the Underwriter, not later than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by the Underwriter; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Regulations and in accordance with
Section 3(b) and prior to Closing Time the Offerors shall have provided evidence satisfactory to the Underwriter of such timely filing.

         (b)    At Closing Time the Underwriter shall have received:

         (1) The favorable opinion of Williams, Mullen, Christian & Dobbins, P.C., counsel for the Company, dated as of the Closing Time, to the following effect:

                (i) The Company is a duly organized and validly existing corporation in good standing under the laws of the Commonwealth of Virginia, has the corporate power and authority to own its properties, conduct its business as described in the Prospectus and perform its obligations under this Agreement, and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; the Principal Subsidiary Bank is a banking association operating under the laws of Virginia and authorized thereunder to transact business.

                (ii) Except for those jurisdictions specifically enumerated in such opinion, neither the Company nor the Principal Subsidiary Bank is required to be qualified or licensed to do business as a foreign corporation in any jurisdiction.

                (iii) All the outstanding shares of capital stock of the Principal Subsidiary Bank have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Principal Subsidiary Bank are owned, directly or indirectly, by the Company free and clear of any perfected security interest and, to the best knowledge of such counsel, any other security interests, claims, liens or encumbrances.

                (iv) To the best knowledge of such counsel, there is no pending threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract, or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

                (v) The Registration Statement has become effective under the 1933 Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations and the Exchange Act and the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Regulations").

                (vi) This Agreement has been duly authorized, executed and delivered by the Company.

                (vii) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Preferred Securities through the Underwriter, the Preferred Securities Guarantee or the Junior Subordinated Debt Securities, except (a) such as may be required under the 1933 Act and the 1933 Act Regulations and such as may be required under the blue sky or insurance laws of any jurisdiction, and (b) the qualification of the Declaration, the Guarantee Agreement and the Indenture under the 1939 Act.

                (viii) The Declaration has been duly authorized, executed and delivered by the Company and the Administrative Trustees and has been duly qualified under the 1939 Act.

                (ix) The Guarantee Agreement has been duly authorized, executed and delivered by the Company, and assuming it is duly authorized, executed and delivered by the Guarantee Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Permitted Exceptions; and the Guarantee Agreement has been duly qualified under the 1939 Act.

                (x) The Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Indenture Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Permitted Exceptions; the Indenture has been duly qualified under the 1939 Act; and the Indenture conforms to the description thereof in the Prospectus.

                (xi) The Junior Subordinated Debt Securities have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Permitted Exceptions; and the Junior Subordinated Debt Securities conform to the description thereof in the Prospectus.

                (xii) Neither the Company nor the Trust is and, upon the issuance and sale of the Preferred Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus, neither will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act.

                (xiii) The shares of Common Stock issuable upon conversion of the Preferred Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion in accordance with the provisions of the Preferred Securities, will have been validly issued and will be fully paid and non-assessable and free of preemptive rights.

         In rendering such opinion, such counsel may rely (A) as to matters involving certain matters of Delaware law upon the opinion of Richards, Layton & Finger, special Delaware counsel to the Offerors, which shall be delivered in accordance with Section 5(b)(2)hereto; and (B) as to matters of fact, to the extent deemed proper, on the representations and warranties of the Offerors contained herein or in the Declaration, the Indenture and the Guarantee Agreement of even date herewith, between the Company and the Trust covering the Common Securities, and on certificates of responsible officers of the Company and its subsidiaries and public officials.

         (2) The favorable opinion of Richards, Layton & Finger, Special Delaware counsel to the Offerors, in form and substance satisfactory to the Underwriter, to the effect that:

                (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust has all necessary power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Preferred Securities and the Common Securities; the Trust is duly qualified and in good standing as a foreign company in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

                (ii) Assuming due authorization, execution and delivery by the Company and the Trustees, the Declaration is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the Permitted Exceptions.

                (iii) The Common Securities have been duly authorized by the Declaration and are validly issued and (subject to the terms of the Declaration) fully paid and non-assessable beneficial interests in the assets of the Trust, and the issuance of the Common Securities is not subject to preemptive or other similar rights.

                (iv) The Preferred Securities have been duly authorized by the Declaration and are validly issued and, subject to the terms of the Declaration, when delivered to and paid for by the Underwriter pursuant to this Agreement, will be validly issued, fully paid and non-assessable beneficial interests in the assets of the Trust; the holders of the Preferred Securities will, subject to the terms of the Declaration, be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit; and the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

                (v) The Common Securities, the Preferred Securities and the Declaration conform in all material respects to all statements relating thereto contained in the Prospectus.

                (vi) All of the issued and outstanding Common Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                (vii) This Agreement has been duly authorized, executed and delivered by the Trust.

                (viii) The execution, delivery and performance of this Agreement, the Declaration, the Preferred Securities and the Common Securities; the consummation of the transactions contemplated herein and therein; and the compliance by the Trust with its obligations hereunder and thereunder do not and will not result in any violation of the Declaration or Certificate of Trust, and do not and will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to such counsel to which the Trust is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition, financial or otherwise, or in the earnings or business affairs of the Trust),
(B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states, as to which such counsel need express no opinion) or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or any of its properties.

         (3) The favorable opinion, dated as of the Closing Time, of Richards, Layton & Finger, counsel to Wilmington Trust Company, as Property Trustee under the Declaration, Guarantee Trustee under the Guarantee Agreement, and Indenture Trustee under the Indenture, in form and substance satisfactory to the Underwriter, to the effect that:

                (i) Wilmington Trust Company is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under, the terms of the Declaration.

                (ii)   The execution,  delivery and performance by the Indenture
Trustee of the Indenture and the execution, delivery and performance by the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Indenture Trustee, the Property Trustee and the Guarantee Trustee, respectively. The Indenture, the Declaration and the Guarantee Agreement have been duly executed and delivered by the Indenture Trustee, the Property Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Indenture Trustee, the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Indenture Trustee, the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except as enforcement thereof may be limited by the Permitted Exceptions.

                (iii) The execution, delivery and performance of the Indenture, the Declaration and the Guarantee Agreement by the Indenture Trustee, Property Trustee and the Guarantee Trustee, respectively, does not conflict with or constitute a breach of the Certificate of Incorporation or Bylaws of the Indenture Trustee, Property Trustee and the Guarantee Trustee, respectively.

                (iv) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Indenture Trustee, the Property Trustee and the Guarantee Trustee of the Indenture, the Declaration and the Guarantee Agreement, respectively.

         (4) The favorable opinion of Williams, Mullen, Christian & Dobbins, P.C., tax counsel to the Company and the Trust, as to certain Federal tax matters set forth in the Prospectus under "United States Income Taxation."

         (5) Williams, Mullen, Christian & Dobbins, P.C. shall also provide a written statement that nothing has come to their attention that has caused them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included or incorporated by reference, therein, as to which counsel need make no statement), at the time it became effective or as of the date of their respective opinions, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need make no statement), as at the date hereof or at Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (6) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company and a certificate of the Trustee of the Trust, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time,
(iii) the Trust and the Company have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

         (7) At the Closing Time, BDO Seidman, LLP shall have furnished to the Underwriter a letter or letters (which may refer to letters previously delivered to the Underwriter), dated as of the Closing Time, in form and substance satisfactory to the Underwriter, confirming that the response, if any, to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                (i) They are independent accountants within the meaning of the 1933 Act and the Exchange Act and the 1933 Act Regulations and the Exchange Act Regulations.

                (ii) In their opinion, the consolidated financial statements of the Company and its subsidiaries audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statements on Form S-1 and the Exchange Act and the Exchange Act Regulations.

                (iii) On the basis of procedures (but not in accordance with generally accepted auditing standards) consisting of:

                       (a) Reading the minutes of the meetings of the shareholders, the board of directors, executive committee and audit committee of the Company and the boards of directors and executive committees of its subsidiaries as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                       (b) Performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed consolidated interim financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and Prospectus and reading the unaudited interim financial data, if any, for the period from the date of the latest balance sheet included or incorporated by reference in the Registration Statement and Prospectus to the date of the latest available interim financial data; and

                       (c) Making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below; nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                              (1)    the   unaudited   condensed    consolidated
interim financial statements, included or incorporated by reference in the Registration Statement and Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the Exchange Act Regulations thereunder;

                              (2)    any material  modifications  should be made
to the unaudited condensed consolidated interim financial statements, included or incorporated by reference in the Registration Statement and Prospectus, for them to be in conformity with generally accepted accounting principles;

                              (3)(i) at the date of the latest available interim
financial data and at the specified date not more than five business days prior to the date of the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in shareholders' equity of the Company and the subsidiaries on a consolidated basis as compared with the amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or (ii) for the period from the date of the latest available financial data to a specified date not more than five business days prior to the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in shareholders' equity of the Company and the subsidiaries on a consolidated basis, except in all instances for changes or decreases which the Registration Statement and Prospectus disclose have occurred or may occur, or BDO Seidman, LLP shall state any specific changes or decreases.

                (iv) The letter shall also state that BDO Seidman, LLP has carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Underwriter and agreed to by BDO Seidman, LLP, and has found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

         In addition, at or prior to the time this Agreement is executed, BDO Seidman, LLP shall have furnished to the Underwriter a letter dated the date of this Agreement, in form and substance satisfactory to the Underwriter, to the effect set forth in this subsection (7).

         (8) At the Closing Time, the NASD shall have confirmed in writing that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         If any condition specified in this Section shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Offerors, in writing or by telephone or telegraph confirmed in writing, at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and except that Sections 1, 7, and 8 shall survive any such termination and will remain in full force and effect.

         SECTION 6.  [INTENTIONALLY OMITTED]

         SECTION 7.  INDEMNIFICATION AND CONTRIBUTION.

         (a) The Offerors jointly and severally agree to indemnify and hold harmless the Underwriter and each of its partners, officers, directors, and employees and each person, if any, who controls the Underwriter within the meaning of the 1933 Act or the Exchange Act against any losses, claims, damages or liabilities, and any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Preferred Securities), joint or several, which arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, or any amendment or supplement thereto, including information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, (B) the Prospectus and any amendment or supplement thereto, or (C) any application or other document, any amendment or supplement thereto, executed by the Offerors or based upon information furnished by or on behalf of the Offerors filed in any jurisdiction in order to qualify the Preferred Securities and the Common Stock under the securities or blue sky laws thereof (each, an "Application") or (ii) the omission or alleged omission to state in the Registration Statement, or any amendment or supplement thereto, or the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Underwriter and each such controlling person for any legal and other expenses incurred, as incurred, in investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, that neither of the Offerors shall be liable to the Underwriter in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any untrue statement or alleged untrue statement made in the Prospectus, including any amendment or supplement thereto, in reliance upon or in conformity with information furnished in writing to the Offerors by or on behalf of the Underwriter specifically for inclusion and actually included therein; and provided further that, as to any Prospectus that has been amended or supplemented as provided herein, this indemnity agreement shall not inure to the benefit of the Underwriter, on account of any loss, claim, damage, liability or action arising out of the sale of Preferred Securities to any person by the Underwriter if (A) the Underwriter failed to send or give a copy of the final Prospectus as so amended or supplemented to that person at or prior to the confirmation of the sale of such Preferred Securities to such person in any case where such delivery is required by the 1933 Act, and (B) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in any preliminary Prospectus was corrected in an amendment or supplement thereto (but only if the sale to such person occurred after the Offerors provided the Underwriter and the Underwriter received copies of such amendment or supplement for distribution). This indemnity agreement will be in addition to any liability which the Offerors may otherwise have.

         (b) The Underwriter will indemnify and hold harmless the Company, the Trust, the Trustees and each of the Company's directors, each of its officers and each person, if any, who controls the Company or the Trust within the meaning of the 1933 Act or the Exchange Act, to the same extent as the foregoing indemnity from the Offerors to the Underwriter, but only with reference to written information relating to such underwriter furnished to the Offerors by the Underwriter and specifically included in the Prospectus. This indemnity shall be in addition to any liability which such Underwriter may otherwise have. The Offerors acknowledge that the statements set forth under the heading "Underwriting" in the Prospectus constitute the only information furnished in writing by the Underwriter for inclusion in the Prospectus.

         (c)    Promptly  after  receipt  by an  indemnified  party  under  this
Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party or parties will not relieve it or them from any liability which it or they may have to any indemnified party otherwise than under subsection (a) or (b) of this Section 7 or to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the lead Underwriter in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which consent will not be unreasonably withheld, unless such indemnified party waived its rights under this Section 7 in writing in which case the indemnified party may effect such a settlement without such consent.

         (d) The Company agrees to indemnify the Trust against all losses, claims, damages or liabilities due from the Trust under Section 7(a) hereof.

         (e) If the indemnification provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Offerors or the Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Offerors and the Underwriter may be subject in such proportion so that the Underwriter is responsible for that portion represented by the percentage that the total discounts and/or commissions received by the Underwriter bears to the sum of such discounts and/or commissions and the purchase price of the Preferred Securities specified in Schedule B hereto and the Offerors are responsible for the balance; provided, however, that (y) in no case shall the Underwriter be responsible for any amount in excess of the total discounts and/or commissions received by it with respect to the Preferred Securities sold under this Agreement and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as the Underwriter, and each person who controls either of the Offerors within the meaning of either the 1933 Act or the Exchange Act, each officer or trustee of the Offerors who shall have signed the Registration Statement and each director or trustee of the Offerors shall have the same rights to contribution as the Offerors, subject in each case to clause (y) of this paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (e), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
(e).

         SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers or Trustees of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Offerors, and shall survive delivery of the Preferred Securities to the purchasers thereof.

         SECTION 9.  TERMINATION OF AGREEMENT.

         (a) The Underwriter may terminate this Agreement, by notice to the Offerors, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, or (iii) if trading in any securities of the Company or the Trust has been suspended or materially limited by the Commission or the applicable exchange, or if trading generally on the New York Stock Exchange, the American Stock Exchange or on the NASDAQ National Market, has been suspended, limited or restricted or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or such system or by order of the Commission, the NASD or any governmental authority, or (iv) if a banking moratorium has been declared by Federal, New York, Virginia or Delaware authorities.

         (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and except that Sections 1, 7, and 8 shall survive any such termination and will remain in full force and effect.

         SECTION 10.  [INTENTIONALLY OMITTED]

         SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to McKinnon & Company, 555 Main Street, First Virginia Building, 16th Floor, Norfolk, Virginia 23510, Attention: William J.
McKinnon. Notices to the Trust and the Company shall be directed to them at Guaranty Financial Corporation, 1658 State Farm Boulevard, Charlottesville, Virginia 22911, Attention:
Thomas P. Baker.

         SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriter and the Trust, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter and the Trust and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Sections 6 and 7 and their heirs and legal Underwriter, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter and the Trust and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal Underwriter, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia applicable to agreements made and to be performed in said Commonwealth. Except as otherwise set forth herein, specified times of day refer to City of Richmond time.

         SECTION 14. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Trust and the Company in accordance with its terms.

                                     Very truly yours,

                                     GUARANTY FINANCIAL CORPORATION


                                     By:______________________________
                                         Title:

                                     GUARANTY CAPITAL TRUST I


                                     By:______________________________
                                     Title:  Trustee


                                     By:______________________________
                                     Title:  Trustee


CONFIRMED AND ACCEPTED,
as of the date first above written:

McKINNON & COMPANY, INC.


By:_____________________________
    William J. McKinnon, Jr.
    President

                                   SCHEDULE A


            Name of Underwriter                   Number of Preferred Securities
            -------------------                   ------------------------------

                                   SCHEDULE B


Underwriting Agreement dated ________, 1998

Registration Statement No. _________

Underwriter:  McKinnon & Company, Inc.

Address of Underwriter:  555 Main Street, First Virginia Building, 16th Floor,
                         Norfolk, Virginia 23510

Title, Purchase Price and Description of Securities:

         Title: $________ Convertible Preferred Securities (Liquidation Amount $25.00)

                  1. The initial public offering price per security for the Preferred Securities, determined as provided in Section 2, shall be $25.00.

                  2. The compensation per Preferred Security to be paid by the Company to the Underwriter shall be $_______, out of which commissions payable to Selected Dealers shall be paid.